UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2019

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	New York Stock Exchange
5.75% Notes due 2023	NMFX	New York Stock Exchange

Item 1.01.           Entry into a Material Definitive Agreement.

On May 7, 2019, New Mountain Finance Corporation (the “Company”) entered into the Third Amendment to Loan and Security Agreement (the “Third Amendment”), which amended the Third Amended and Restated Loan and Security Agreement, as amended by the First Amendment thereto, dated as of March 30, 2018 and effective as of April 1, 2018, and the Second Amendment thereto, dated as of November 19, 2018 (together with the exhibits and schedules thereto, the “Holdings Credit Facility”), by and among the Company, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as the administrative agent, the lenders party thereto (the “Lenders”), and Wells Fargo Bank, as collateral custodian.

The Third Amendment increased the maximum amount of the Holdings Credit Facility from $695,000,000 to $800,000,000 (the “Facility Amount”).  Fifth Third Bank was joined to the Holdings Credit Facility through a Joinder Supplement, dated May 7, 2019 (the “Joinder Supplement”), and certain existing Lenders increased their commitments such that, as of the date of the Third Amendment, the aggregate commitments of the Lenders equals $720,000,000.  The Holdings Credit Facility continues to have a revolving period ending on October 24, 2020, and will still mature on October 24, 2022.

In addition, the Third Amendment made certain clarifications to the definition of “Accrual Period,” as well as to the conditions under which any Lender can assign, grant a security interest in, sell a participation interest in, or sell any advance (or portion thereof) or its commitment (or any portion thereof) under, the Holdings Credit Facility.

As of May 7, 2019, the lender group under the Holdings Credit Facility includes Wells Fargo Bank; Raymond James Bank, N.A.; State Street Bank and Trust Company; NBH Bank; CIT Bank, N.A., Cadence Bank N.A., successor by merger with State Bank and Trust Company; TIAA, FSB; Old Second National Bank; Sumitomo Mitsui Trust Bank, Limited, New York Branch; and Fifth Third Bank.

The description above is qualified in its entirety by reference to the copy of the (i) Third Amended and Restated Loan and Security Agreement, conformed through the Third Amendment, and (ii) the Joinder Supplement, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and are incorporated herein by reference thereto.

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Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits

(a)         Not applicable.

(b)         Not applicable.

(c)          Not applicable.

(d)         Exhibits.

Exhibit No.

10.1                        Form of Third Amended and Restated to Loan and Security Agreement, conformed through the Third Amendment to Loan and Security Agreement dated as of May 7, 2019, by and among New Mountain Finance Corporation, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower, Wells Fargo Bank, National Association, as the administrative agent, the lenders party thereto and Wells Fargo Bank, National Association, as the collateral custodian.

10.2                        Form of Joinder Supplement, dated as of May 7, 2019, by and among Fifth Third Bank, New Mountain Finance Holdings, L.L.C., as the borrower, and Wells Fargo Bank, National Association, as the administrative agent.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: May 9, 2019	By:	/s/ Karrie J. Jerry
		Name:	Karrie J. Jerry
		Title:	Corporate Secretary

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